Exhibit 1

AGREEMENT OF JOINT FILING

This joint filing agreement (this “Agreement”) is made and entered into as of this 11th day of August, 2017, by and among Santé Health Ventures I, LP, SHV Management Services, LP, SHV Management Services, LLC, Santé Health Ventures I Annex Fund, LP, and SHV Annex Services, LP.

The parties to this Agreement hereby agree to prepare jointly and file timely (and otherwise to deliver as appropriate) all filings on any Form 3, Form 4, Form 5 or Schedule 13D or Schedule 13G, and any and all amendments thereto and any other document relating thereto (collectively, the “Filings”) required to be filed by them pursuant to the Securities Exchange Act of 1934, as amended. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings.

This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Dated: August 11, 2017

SANTÉ HEALTH VENTURES I, LP

By:	SHV Management Services, LP,
its general partner

By:	SHV Management Services, LLC,
its general partner

By:	/s/ Kevin M. Lalande
Kevin M. Lalande, Managing Member

SHV MANAGEMENT SERVICES, LP

By:	SHV Management Services, LLC,
its general partner

By:	/s/ Kevin M. Lalande
Kevin M. Lalande, Managing Member

SHV Management Services, LLC,

By:	/s/ Kevin M. Lalande
Kevin M. Lalande, Managing Member

SANTÉ HEALTH VENTURES I ANNEX FUND, LP

By:	SHV Annex Services, LP,
its General Partner

By:	SHV Management Services, LLC,
its General Partner

By:	/s/ Douglas D. French
Douglas D. French, Managing Member

SHV ANNEX SERVICES, LP

By:	SHV Management Services, LLC,
its General Partner

By:	/s/ Douglas D. French
Douglas D. French, Managing Member

Signature Page to Joint Filing Agreement

DOUGLAS D. FRENCH

/s/ Douglas D. French
Douglas D. French, individually

JOE H. CUNNINGHAM

/s/ Joe H. Cunningham
Joe H. Cunningham, individually

KEVIN M. LALANDE

/s/ Kevin M. Lalande
Kevin M. Lalande, individually

Signature Page to Joint Filing Agreement